LOGO: NUVEEN INVESTMENTS

ANNUAL REPORT August 31, 2000

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



CALIFORNIA
NPC
NCL
NCU


INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

PHOTO OF: PEOPLE LOOKING AT SEA SHELLS.
PHOTO OF: PEOPLE TAKING A WALK.

Credit Quality
           HIGHLIGHTS As of August 31, 2000


Pie Chart:
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
U.S. Guaranteed               18%
Insured                       82%


Pie Chart:
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Insured & U.S. Guaranteed      5%
U.S. Guaranteed                3%
Insured                       92%


Pie Chart:
Nuveen California Premium Income Municipal Fund (NCU)
AAA/U.S. Guaranteed           65%
AA                             8%
A                              5%
BBB                            7%
NR                            13%
Other                          2%



    CONTENTS
  1 Dear Shareholder
  3 Portfolio Managers' Comments
  6 NPC Performance Overview
  7 NCL Performance Overview
  8 NCU Performance Overview
  9 Report of Independent Auditors
 10 Portfolio of Investments
 18 Statement of Net Assets
 19 Statement of Operations
 20 Statement of Changes in Net Assets
 21 Notes to Financial Statements
 26 Financial Highlights
 28 Build Your Wealth Automatically
 29 Fund Information


--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End Exchange-Traded Funds let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of tax-free compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "BUILDING AND SUSTAINING WEALTH REQUIRES SOUND, ONGOING ADVICE."

Dear
     SHAREHOLDER
The primary objective of your Nuveen California Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am very happy to report that your Fund continued to achieve this goal during the period covered by this report. For more specifics on this performance, I encourage you to read the Portfolio Manager's Comments and Performance Overview pages that follow this letter.

We believe that your Nuveen Municipal Closed-End Exchange-Traded Fund, as an income-oriented investment, is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to help you meet your personal and family financial goals.


New Ways to Think About Wealth
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to understanding our portfolio management strategies, our insistence on quality, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in our brand theme: Invest Well. Look Ahead. Leave Your Mark.


Invest Well
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Sidebar text: "WE BELIEVE YOUR NUVEEN MUNICIPAL CLOSED-END EXCHANGE-TRADED FUND IS WELL POSITIONED TO BE A CORE ELEMENT OF YOUR LONG-TERM INVESTMENT PROGRAM."

Look Ahead
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we cannot know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new century has to offer.


Leave Your Mark
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single life span.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed to be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that can help you Invest Well, Look Ahead, and Leave Your Mark.


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 16, 2000

Nuveen California Premium Income Closed-End Exchange-Traded Funds
(NPC, NCL, NCU)

Portfolio Managers'
                        COMMENTS

Portfolio managers Mike Davern and Bill Fitzgerald discuss the economy, its impact on the municipal market and recent fund performance, and the outlook for the Nuveen California Premium Income Municipal Funds. Mike, who has more than 17 years of experience as an investment professional, including eight years with Nuveen, has managed NPC and NCL since 1998. Bill, who was recently named managing director of Nuveen's portfolio management team, is a 12-year veteran of Nuveen and has managed NCU since 1998.


WHAT FACTORS AFFECTED THE ECONOMY OVER THE PAST 12 MONTHS?
To gain some perspective on what's been happening in California, let's first take a look at the national economy. The U.S. is now well into its tenth year of uninterrupted economic growth, the longest continuous expansion in the nation's history. To pre-empt the threat of inflation, the Federal Reserve initiated a series of short-term interest rate increases June 1999 that continued through May 2000. Over that period, the Fed raised rates six times, eventually lifting the fed funds rate to 6.50% from 4.75%. After each increase the Fed has signaled its willingness to continue tightening as long as it perceived the risk of inflationary pressures. In this environment, investor uncertainty has grown, the equity markets have became increasingly volatile, and bond prices and yields have fluctuated.

In recent months, several economic indicators have begun to suggest that the Fed's tightening strategy may be having the desired effect of slowing the economy. Although the Fed has indicated it is too soon to conclude that the risk of inflation is over, these positive trends could mean that the current tightening cycle may be on hold until later in 2000 and may even have neared its end.

In California, the state economy continued to turn in solid performance overall, although consolidation within the internet and e-commerce industries has led to some signs of moderate slowing. In addition, higher energy and labor costs began to cut into profits in some areas, as competitive pressures kept producers from passing increased costs on to consumers. These factors, in turn, contributed to slower employment growth in recent months. Despite the slowdown in the technology sector, job creation in the construction and service sectors continued to place California among the top 10 states in overall employment growth. As of August 2000, the unemployment rate in California was 5.1%, on par with the state figure for August 1999 but still above the national average of 4.1%. California also ranked first among the states in terms of venture capital investments. During the second quarter of 2000, California companies received an infusion of $8.23 billion in venture capital, which represented 42% of all U.S. venture capital investment during that period, more than the rest of the top 10 states combined.

Increased tax revenues, generated by economic prosperity and significant gains in California residents' personal income, have created a substantial budget surplus at the state level, and California is currently considering reducing the amount of debt it issues. In other municipal-related news, California voters recently rejected the much-debated Proposition 26, which would have lowered the voter approval threshold on school bonding referendums from a two-thirds majority to a simple majority. The proposition would have also given California school districts the power to establish charter schools.

HOW HAVE THESE EVENTS IMPACTED THE CALIFORNIA MUNICIPAL MARKET?
Over the past year, the Fed's series of interest rate hikes helped push municipal yields higher, with a corresponding drop in municipal bond prices. In addition, the U.S. Treasury announced that it would buy back up to $30 billion of government debt in 2000 and reduce additional new issuance of certain maturities. While the possibility of decreased supply in the Treasury market helped support the prices of these securities, municipal bonds were unaffected by this repurchase policy and felt the full effects of market forces.

More recently, the combination of encouraging economic reports, the Fed's stand-pat approach to additional rate increases, tight municipal supply, and generally favorable technicals prompted a shift in market outlook, rallying the municipal market and boosting the prices of many individual issues. Over the 12 months ended August 2000, long-term municipal yields nationally fell almost 20 basis points, while 30-year Treasury yields dropped approximately 40 basis points. This resulted in long-term municipal yields that were approximately 101% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first eight months of 2000, new municipal issuance nationwide totaled $124 billion, down approximately 18% from 1999 levels. If national issuance continues at this rate during the remainder of 2000, the supply of municipal bonds could finish the year at its lowest level since 1995. The decline in California's issuance for this period exceeded that of the broad municipal market, with a total of $14.4 billion of new California bonds, down 27% from 1999. The drop in both state and national supply continued the trend begun last year, as rising interest rates deterred municipalities from issuing new bonds or refinancing old debt. In addition, increased revenues have enabled California to build reserve levels and finance projects using pay-as-you-go funding, rather than issuing additional debt.

Nationally, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices. Over the past six months, demand from individual investors looking for diversification and income has improved, with insured bonds and high-quality general obligation, essential services revenue, and noncallable bonds in greatest demand. This provided support for a municipal market experiencing a decline in demand from institutional investors, particularly mutual and money market funds. In July 2000, long-term tax-exempt open-end bond funds experienced positive cash inflows for the first time since June 1999. In California, however, demand for in-state paper has remained exceptionally strong, due to the strong state economy, individual wealth, and high level of state taxes.

Overall, the economic prosperity of the past decade benefited the balance sheets of many municipalities as well as the state itself. In September, shortly after the close of the reporting period for these Funds, Moody's and Standard & Poor's upgraded the credit quality rating for California's general obligation debt to Aa2 and AA from Aa3 and AA-, respectively. Moody's cited California's strong, diverse economy, which continued to outpace national averages in terms of personal income and employment growth, while S&P based its upgrade on substantial improvements in the state's general fund balances and overall financial position. These two upgrades followed Fitch's February upgrade of the state's general obligation debt to AA from AA-.

HOW DID THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS PERFORM OVER THE PAST YEAR? For the fiscal year ended August 31, 2000, the Nuveen California Premium Income Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the appropriate Lehman Brothers index1 and Lipper Peer Group2 are also presented.

                                       TOTAL         LEHMAN      LIPPER
                                      RETURN     CALIFORNIA  CALIFORNIA
                 MARKET YIELD         ON NAV   TOTAL RETURN1    AVERAGE2
-----------------------------------------------------------------------
                                      1 YEAR         1 YEAR      1 YEAR
                       TAXABLE-        ENDED          ENDED       ENDED
          8/31/00    EQUIVALENT3     8/31/00        8/31/00     8/31/00
-----------------------------------------------------------------------
NPC         5.73%         9.17%        8.34%          8.51%       8.57%
-----------------------------------------------------------------------
NCL         5.53%         8.85%        9.21%          8.51%       8.57%
-----------------------------------------------------------------------
NCU         5.77%         9.23%        7.63%          7.82%       7.88%
-----------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.



In recent months, as inflation fears continued to diminish and the Fed appeared to be considering an end to its current tightening cycle, the municipal market began to show signs of recovery. This recovery is reflected in the positive total returns on NAV listed above, which show dramatic improvement over the performance results in the Funds' semiannual report earlier this year.

HOW WERE THE FUNDS' DIVIDENDS AFFECTED BY THE MARKET ENVIRONMENT?
All three Nuveen California Premium Income Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit, however, is tied to some degree to the short-term rates the Funds pay their MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholder dividends decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions had a corresponding impact on short-term municipal rates. In June 2000, higher short-term rates led to decreases in the common share dividends of each of the Nuveen California Premium Income Funds.

Recently, investors' demand for municipal bonds with shorter maturities (1 to 15 years) has caused the slope of the municipal yield curve to be very steep. The increased demand for short-maturity bonds could have beneficial effects in helping to stabilize the Funds' dividends going forward by keeping short-term rates down and reducing the amount the Funds must pay their MuniPreferred shareholders.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
Over the past fiscal year, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments, including the Nuveen California Premium Income Funds. Even in recent months, as the bond market began to show signs of recovery, investor recognition of the change in environment continued




1 The performance of NPC and NCL is compared with that of the Lehman Brothers California Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured California municipal bonds, while NCU's performance is compared with that of the Lehman California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns for NPC and NCL are compared with the average annualized return of the 10 funds in the Lipper California Insured Municipal Debt Funds category, while NCU's total return is compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 37.5%.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

to lag the improvement in the asset value of the bonds themselves. As shown in the charts on the individual Performance Overview pages, while the share prices of all three Funds improved as the market began to recover, the net effect over the fiscal year period was a decline in share price and an increase in NAVs. As a result, the Funds saw their premiums (share price above NAV) move to discounts (share price below NAV) as of August 31, 2000. With the market prices of these Funds lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of the Nuveen California Premium Income Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS DURING THE FISCAL YEAR ENDED AUGUST 31, 2000?
The past fiscal year represented a challenging period for all fixed-income investments. However, we were able to take advantage of market conditions during this period to strengthen the Funds' long-term dividend-paying capabilities and extend call protection.

Over the past year, our strategies included selling bonds with short calls that we anticipated would underperform as the market recovered. In this way, we were able to reduce the Funds' exposure to bonds with calls scheduled over the next three to five years, while taking advantage of strong demand and good prices in the secondary market, where higher-coupon paper has been in short supply. The proceeds from these sales were reinvested in bonds that can potentially enhance the Funds' income streams and total returns over time. One of the larger trades we participated in was the $500 million issuance of California state general obligation bonds in March, purchasing $20 million of these bonds for NPC and NCL. With a yield of 5.90%, these bonds not only added incremental yield to these portfolios, but also enhanced the Funds' performance as they were subsequently upgraded in September. We also found opportunities to purchase selected healthcare bonds that carried very attractive prices relative to our estimation of their underlying value, including $3 million of California hospital bonds for NCL.

As of August 31, 2000, the durations4 of NPC and NCL were 12.46 and 11.76, respectively, compared with the Lehman California Insured index's 8.81. NCU's duration was 12.69, while the Lehman California index had a duration of 7.96. Duration is a measure of a fund's NAV volatility in reaction to interest rate movements. Over the past year, the Funds' durations shortened due to market effects and portfolio actions we took to ensure that the Funds' durations did not extend beyond normal parameters. However, this shortening was not enough to affect the Funds' ability to benefit from any market recovery. We believe that maintaining the longer durations of these Funds relative to their indexes should help to strengthen the relative stability of their common share dividends over the long term.

In terms of credit quality, NCU had 73% of its assets invested in bonds rated AAA/U.S. guaranteed and AA at the end of August 2000. The Fund also had a 20% allocation to BBB/non-rated bonds. Over the past year, lower quality bonds generally provided higher yields, especially as credit spreads widened in recent months, but - in most cases - these bonds did not appreciate as quickly as higher quality credits as the market rallied. As insured funds, NPC and NCL are 100% invested in insured and/or U.S. guaranteed bonds, which means that credit quality is not an issue.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN CALIFORNIA PREMIUM INCOME FUNDS?
Both insured Funds offer excellent levels of bond call protection, with no scheduled calls in either Fund for the remainder of 2000. Over the next two years (2001-2), less than 5% of NCL and less than 18% of NPC will be subject to calls. During the past two months, we successfully eliminated approximately 5% of NPC's call exposure. While NCU still faces a few calls this year, the Fund is well protected over the next two years, with only 7% of its portfolio scheduled to be called during this period. We continue to actively manage the Funds in an effort to mitigate the longer-term effects of the bond call process, using strategies such as selling bonds with short calls as we find appropriate investments to replace the sold bonds. In this way, we can capture the premium prices of the short-call bonds and still remain fully invested, rather than allow the bonds to be called and the proceeds sit in cash. We will also continue to closely monitor the market for opportunities to add bonds that extend call protection so the Funds can participate fully in any bond market recovery.

In addition to enhancing call protection, we plan to continue to focus on the same portfolio strategies that we emphasized over the past year, including strengthening dividend-payment capabilities and maintaining the Funds' durations relative to their indexes. If the Federal Reserve is, in fact, finished with raising short-term rates and the economy manages a soft landing, the Funds could benefit in a number of ways: increased demand as investors look for higher yields, lower MuniPreferred rates, which could lead to more income for common shareholders, and - as a result of these - the possibility of improved share prices. We believe the Nuveen California Premium Income Funds are currently well-positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the years ahead.

NPC

Nuveen Insured California Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2000


PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                               11/92
--------------------------------------------------
Share Price                               $14 9/16
--------------------------------------------------
Net Asset Value                             $15.08
--------------------------------------------------
Market Yield                                 5.73%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.30%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.17%
--------------------------------------------------
Fund Net Assets ($000)                    $141,903
--------------------------------------------------
Average Effective Maturity (Years)           21.29
--------------------------------------------------
Leverage-Adjusted Duration                   12.46
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.84%         8.34%
--------------------------------------------------
5-Year                         8.68%         6.55%
--------------------------------------------------
Since Inception                5.43%         6.58%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
U.S.Guaranteed                                 18%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Water and Sewer                                15%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/99              0.07
10/99             0.07
11/99             0.07
12/99             0.0715
1/00              0.0715
2/00              0.0715
3/00              0.0715
4/00              0.0715
5/00              0.0715
6/00              0.0695
7/00              0.0695
8/00              0.0695


Line Chart:
SHARE PRICE PERFORMANCE
9/3/99            15.69
                  15.44
                  14.88
                  14.69
                  14.88
                  14.56
                  14.25
                  13.25
                  13.5
                  13.63
                  13.69
                  13.88
                  13.63
                  13.69
                  13.44
                  13.38
                  13.38
                  12.94
                  12.5
                  12.75
                  13.06
                  13.63
                  13.56
                  13.63
                  13.5
                  13.38
                  13.5
                  14.13
                  14.31
                  14.13
                  13.88
                  13.69
                  13.88
                  14.19
                  14.13
                  14.13
                  13.94
                  13.94
                  14
                  14
                  14.13
                  14.25
                  14.5
                  14.44
                  14.5
                  14.38
                  14.44
                  14.69
                  14.75
                  14.69
                  14.63
8/31/00           14.625


Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0373 per share.

NCL

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Performance
   OVERVIEW As of August 31, 2000



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                3/93
--------------------------------------------------
Share Price                                    $14
--------------------------------------------------
Net Asset Value                             $14.09
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.01%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.85%
--------------------------------------------------
Fund Net Assets ($000)                    $272,977
--------------------------------------------------
Average Effective Maturity (Years)           19.45
--------------------------------------------------
Leverage-Adjusted Duration                   11.76
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.58%         9.21%
--------------------------------------------------
5-Year                        10.09%         7.32%
--------------------------------------------------
Since Inception                4.91%         5.71%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         38%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------
U.S.Guaranteed                                  8%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/99              0.0665
10/99             0.0665
11/99             0.0665
12/99             0.0665
1/00              0.0665
2/00              0.0665
3/00              0.0665
4/00              0.0665
5/00              0.0665
6/00              0.0645
7/00              0.0645
8/00              0.0645


Line Chart:
SHARE PRICE PERFORMANCE
9/3/99           14.31
                 14.13
                 13.88
                 13.69
                 13.63
                 13.5
                 13.19
                 13.13
                 13.19
                 13.38
                 12.94
                 12.81
                 12.56
                 12.75
                 12.56
                 12.25
                 11.69
                 11.81
                 11.75
                 11.69
                 11.81
                 12.5
                 12.63
                 12.44
                 12.63
                 12.44
                 12.06
                 12.25
                 12.38
                 12.88
                 13.19
                 13.25
                 13.25
                 13.25
                 13.06
                 12.81
                 12.56
                 12.75
                 12.81
                 12.88
                 12.88
                 12.81
                 13.13
                 13.38
                 13.5
                 13.38
                 13.38
                 13.69
                 13.63
                 13.69
                 13.75
8/31/00          14.625

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0081 per share.

NCU

Nuveen California Premium Income Municipal Fund

Performance
   OVERVIEW As of August 31, 2000



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                                6/93
--------------------------------------------------
Share Price                               $13 5/16
--------------------------------------------------
Net Asset Value                             $13.34
--------------------------------------------------
Market Yield                                 5.77%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.36%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.23%
--------------------------------------------------
Fund Net Assets ($000)                    $119,878
--------------------------------------------------
Average Effective Maturity (Years)           18.28
--------------------------------------------------
Leverage-Adjusted Duration                   12.69
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         5.93%         7.63%
--------------------------------------------------
5-Year                        10.59%         7.31%
--------------------------------------------------
Since Inception                4.34%         5.13%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Multifamily                            14%
--------------------------------------------------
U.S.Guaranteed                                 10%
--------------------------------------------------



Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
9/99              0.066
10/99             0.066
11/99             0.066
12/99             0.067
1/00              0.067
2/00              0.067
3/00              0.067
4/00              0.067
5/00              0.067
6/00              0.064
7/00              0.064
8/00              0.064


Line Chart:
SHARE PRICE PERFORMANCE
9/3/99            13.5
                  13.5
                  13.25
                  13.25
                  13.25
                  13.19
                  12.5
                  12.31
                  12.5
                  12.5
                  12.56
                  12.63
                  12.31
                  12.31
                  12.19
                  12.94
                  12.88
                  13
                  12.75
                  12.75
                  12.5
                  12.56
                  12.5
                  12.5
                  12.56
                  12.44
                  12.44
                  12.44
                  12.44
                  12.63
                  12.69
                  12.56
                  12.38
                  12.38
                  12.25
                  12.38
                  12.31
                  12.19
                  12.5
                  12.56
                  12.56
                  12.69
                  12.75
                  13
                  13.06
                  13
                  13
                  13.13
                  13.13
                  13.19
                  13.19
8/31/00           14.625

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

Report of
      INDEPENDENT AUDITORS



The Boards of Directors, Trustees and Shareholders


NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund as of August 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen California Premium Income Municipal Fund at August 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 18, 2000

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)

                            Portfolio of
                                       INVESTMENTS August 31, 2000


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 2.8%
$       1,000   California Educational Facilities Authority, Revenue Bonds          11/08 at 101           Aaa           $   954,400
                 (University of the Pacific), Series 1998, 5.000%, 11/01/23
        1,000   California Educational Facilities Authority, Revenue Bonds          10/09 at 101           Aaa               940,410
                 (University of San Diego), Series 1998, 5.000%, 10/01/28
        2,000   California Educational Facilities Authority, Revenue Bonds           9/06 at 102           AAA             2,056,100
                 (Santa Clara University), Series 1996, 5.750%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.5%
        3,000   California Health Facilities Financing Authority, Insured Revenue    8/08 at 101           AAA             2,947,320
                 Bonds (Sutter Health), Series 1998A, 5.375%, 8/15/30
                California Statewide Communities Development Authority, Sutter
                Health Obligated Group, Certificates of Participation:
        1,500    5.500%, 8/15/19                                                     8/09 at 101           AAA             1,532,835
        4,000    6.125%, 8/15/22                                                     8/02 at 102           AAA             4,131,360
        4,800   The Regents of the University of California, Hospital Revenue        7/06 at 101           AAA             4,910,352
                 Bonds (UC Davis Medical Center), Series 1996, 5.750%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.2%
        1,000   ABAG Finance Authority for Nonprofit Corporations, Multifamily       9/09 at 100           AAA             1,014,550
                 Housing Revenue Bonds (Civic Center Drive Apartments Project),
                 1999 Series A, 5.800%, 9/01/20 (Alternative Minimum Tax)
        3,650   California Housing Finance Agency, Multi-Unit Rental Housing         2/03 at 102           Aa2             3,724,387
                 Revenue Bonds, Series 1992A-II, 6.625%, 2/01/24 (Alternative
                 Minimum Tax)
        4,000   The City of Los Angeles (California), Tax-Exempt Mortgage Revenue    7/02 at 102           AAA             4,074,120
                 Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.300%, 1/01/25

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.3%
        2,010   California Housing Finance Agency, Single Family Mortgage            2/07 at 102           AAA             2,074,139
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax)
                California Housing Finance Agency, Home Mortgage Revenue Bonds,
                Series 1998E:
        2,690    5.150%, 8/01/19                                                 2/09 at 101 1/2           AAA             2,573,308
        1,500    5.250%, 2/01/33 (Alternative Minimum Tax)                       2/09 at 101 1/2           AAA             1,401,075
        3,000   California Housing Finance Agency, Home Mortgage Revenue             8/08 at 101           AAA             2,931,180
                 Bonds, Series 1998Q, 5.050%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.1%
                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22                                                     3/10 at 101           AAA             8,311,282
        2,000    5.750%, 3/01/27                                                     3/10 at 101           AAA             2,068,500
        1,225   Fresno Unified School District (Fresno County, California),          2/13 at 103           AAA             1,435,859
                 1998 General Obligation Refunding Bonds, Series A, 6.550%, 8/01/20
          500   Los Angeles Unified School District, California, General Obligation  7/10 at 100           AAA               499,960
                 Bonds, Election of 1997, Series 2000-D, 5.375%, 7/01/25
        3,000   Pomona Unified School District, General Obligation Refunding         8/11 at 103           AAA             3,437,040
                 Bonds, Series 1997-A, 6.500%, 8/01/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.1%
        4,000   Anaheim Public Financing Authority, Lease Revenue Bonds             No Opt. Call           AAA             1,190,560
                 (Anaheim Public Improvements Project), Subordinate Lease
                 Revenue Bonds, 1997 Series C, 0.000%, 9/01/22
        2,000   State Public Works Board of the State of California, Lease Revenue  11/09 at 101           AAA             2,074,100
                 Bonds (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24
        4,000   Los Angeles County Metropolitan Transportation Authority             7/03 at 100           AAA             3,847,000
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21
        4,000   Norco Redevelopment Agency, Norco Redevelopment Project Area         3/02 at 102           AAA             4,149,520
                 No. One, 1992 Refunding Tax Allocation Bonds, 6.250%, 3/01/19

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)
$         750   Puerto Rico Highway and Transportation Authority, Transportation     7/10 at 101           AAA           $   786,270
                 Revenue Bonds, Series B, 5.875%, 7/01/35
        2,135   City of San Buenaventura, California, 1993 Refunding Certificates    1/03 at 100           AAA             2,158,784
                 of Participation (Capital Improvements Project), 5.500%, 1/01/17
        9,500   Redevelopment Agency of the City of San Jose, Merged Area            2/04 at 102           AAA             8,610,705
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.1%
        2,750   Harbor Department of the City of Los Angeles (California), Revenue  11/06 at 101           AAA             2,738,505
                 Refunding Bonds, Issue of 1996, Series C, 5.375%, 11/01/25
        1,545   Airports Commission of the City and County of San Francisco,         5/03 at 102           AAA             1,612,455
                 California, San Francisco International Airport, Second Series
                 Refunding Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.0%
        6,000   Huntington Park Redevelopment Agency, Single Family Residential     No Opt. Call           AAA             7,908,600
                 Mortgage Revenue Refunding Bonds, 1986 Series A,
                 8.000%, 12/01/19
        5,135   Community Redevelopment Agency of the City of Palmdale,             No Opt. Call           AAA             6,629,747
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16 (Alternative
                 Minimum Tax)
        6,220   County of Riverside, California, Single Family Mortgage Revenue     No Opt. Call           AAA             8,833,457
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue A
                 of 1987, 9.000%, 5/01/21 (Alternative Minimum Tax)
        1,485   City of San Jose, California, Single Family Mortgage Revenue        No Opt. Call           AAA             2,132,638
                 Bonds, 1985 Series A, 9.500%, 10/01/13

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.7%
        4,000   California Pollution Control Financing Authority, Pollution Control 12/02 at 102           AAA             4,170,080
                 Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)
        4,000   City of Chula Vista, Industrial Development Revenue Bonds           12/02 at 102          A-1+             4,141,400
                 (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)
        2,000   Sacramento Municipal Utility District (California), Electric Revenue 8/02 at 100           AAA             2,041,940
                 Refunding Bonds, 1992 Series A, 5.750%, 8/15/13
        5,000   Sacramento Municipal Utility District (California), Electric Revenue 7/04 at 101           AAA             4,881,700
                 Refunding Bonds, 1999 Series M, 5.250%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.2%
        2,000   Cucamonga County Water District (San Bernardino County,              9/01 at 102           AAA             2,082,600
                 California), Certificates of Participation (1992 Water Facilities
                 Refinancing), 6.300%, 9/01/12
        1,000   East Bay Municipal Utility District (Alameda and Contra              6/08 at 101           AAA               898,390
                 Costa Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1998, 4.750%, 6/01/28
        7,000   The City of Los Angeles, California, Wastewater System              11/03 at 102           AAA             6,485,920
                 Revenue Bonds, Series 1993-D, 4.700%, 11/01/19
        1,900   Public Facilities Financing Authority of the City of San Diego       5/09 at 101           AAA             1,785,639
                 (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29
        1,690   City of Santa Monica, Wastewater Enterprise Revenue Bonds            1/04 at 102           AAA             1,600,025
                 (Hyperion Project), 1993 Refunding Series, 4.500%, 1/01/15
        5,000   Wheeler Ridge-Maricopa Water Storage District (Kern County,         11/06 at 102           AAA             5,303,150
                  California), 1996 Water Refunding Bonds, 5.700%, 11/01/15
        3,425   City of Woodland (Yolo County, California), Certificates             3/03 at 100           AAA             3,460,380
                 of Participation (1992 Wastewater System Refunding Project),
                 5.500%, 3/01/18
------------------------------------------------------------------------------------------------------------------------------------
$    136,405    Total Investments (cost $130,556,354)  - 99.0%                                                           140,541,742
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,360,797
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $141,902,539
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            Portfolio of
                                       INVESTMENTS August 31, 2000


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 3.5%

                California Educational Facilities Authority, Revenue Bonds
                (Santa Clara University), Series 1996:
$       2,400    5.750%, 9/01/21                                                     9/06 at 102           AAA           $ 2,483,112
        3,000    5.750%, 9/01/26                                                     9/06 at 102           AAA             3,084,150

        2,000   California Educational Facilities Authority, Revenue Bonds          11/10 at 100           Aaa             2,117,540
                 (University of the Pacific), Series 2000, 5.875%, 11/01/20

        1,900   The Regents of the University of California, University             11/03 at 102           AAA             1,937,012
                 of California Housing System Revenue Bonds, Series A,
                 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.1%

        2,000   California Health Facilities Financing Authority, Kaiser Permanente  6/08 at 102           AAA             1,882,020
                 Revenue Bonds, Series 1998A, 5.000%, 6/01/24

        1,450   California Health Facilities Financing Authority, Insured Health     7/06 at 102           AAA             1,535,695
                 Facility Refunding Revenue Bonds (Mark Twain/St. Joseph's
                 Healthcare), 1996 Series A, 6.000%, 7/01/19

        5,000   California Health Facilities Financing Authority, Insured Health     7/06 at 102           AAA             5,229,750
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

        2,500   City of Oakland, California, Insured Revenue Bonds                   1/10 at 100           AAA             2,637,700
                 (1800 Harrison Foundation - Kaiser Permanente), Series 1999A,
                 6.000%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

                ABAG Finance Authority for Nonprofit Corporations, Multifamily
                Housing Revenue Bonds (Civic Center Drive Apartments Project),
                1999 Series A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax)                           9/09 at 100           AAA             4,058,200
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax)                           9/09 at 100           AAA             1,372,370

        4,360   The Community Redevelopment Agency of the City of Los Angeles,       6/05 at 105           AAA             4,786,103
                 California, Multifamily Housing Revenue Refunding Bonds,
                 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        7,400   Housing Authority of the County of Santa Cruz, Tax-Exempt            5/03 at 102           Aaa             7,457,868
                 Multifamily Housing Revenue Refunding Bonds, Series 1993A
                 (GNMA Collateralized-Meadowview Apartments), 6.125%, 5/20/28


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.1%

        5,305   California Housing Finance Agency, Single Family Mortgage        8/07 at 101 1/2           AAA             5,347,228
                 Bonds II, 1997 Series C-2, 5.625%, 8/01/20
                 (Alternative Minimum Tax)

        1,395   California Housing Finance Agency, Home Mortgage Revenue             2/06 at 102           AAA             1,408,950
                 Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue             2/09 at 101           AAA             1,875,780
                 Bonds, Series 1998N, 5.250%, 8/01/29

       15,000   California Housing Finance Agency, Home Mortgage Revenue          2/09 at 32 1/8           AAA             2,553,900
                 Bonds, Series 1999B, 0.000%, 2/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.6%

        1,460   ABC Unified School District (Los Angeles County, California),        8/10 at 101           AAA             1,569,690
                 General Obligation Bonds (Election 1997), Series B,
                 5.750%, 8/01/16

          485   State of California, Veterans General Obligation Bonds,             12/03 at 102           AAA               483,346
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

                State of California, Various Purpose General Obligation Bonds:
        7,995    5.750%, 3/01/22                                                     3/10 at 101           AAA             8,311,282
        2,500    5.500%, 9/01/24                                                     9/09 at 101           AAA             2,527,775
        2,000    5.750%, 3/01/27                                                     3/10 at 101           AAA             2,068,500

        2,575   Calipatria Unified School District, Imperial County, California,     8/06 at 102           AAA             2,745,723
                 1996 Series A, General Obligation Bonds, 5.625%, 8/01/13

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$       3,000   Escondido Union High School District, San Diego County,             11/06 at 102           AAA           $ 3,246,690
                 California, General Obligation Bonds (1996 Election),
                 5.700%, 11/01/10

        1,750   Lake Tahoe Unified School District, El Dorado County, California,    8/09 at 100           AAA             1,706,863
                 General Obligation Bonds (1999 Election), Series A,
                 5.250%, 8/01/24

        4,950   Murrieta Valley Unified School District (Riverside County,          No Opt. Call           AAA             1,566,329
                 California), 1998 Series A, General Obligation Bonds,
                 0.000%, 9/01/21

        1,850   Sacramento City Unified School District (Sacramento County,          7/09 at 102           Aaa             1,967,216
                 California), General Obligation Bonds, Series 2000A,
                 5.750%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.0%

        3,705   County of Alameda, California, Alameda County Public Facilities      9/06 at 102           AAA             3,929,301
                 Corporation, Certificates of Participation (1991 Financing
                 Project), 6.000%, 9/01/21

        6,985   County of Alameda, California, 1993 Refunding Certificates of       12/03 at 102           AAA             7,305,053
                 Participation (Santa Rita Jail Project), 5.700%, 12/01/14

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
        5,130    0.000%, 9/01/18                                                    No Opt. Call           AAA             1,957,403
        8,000    0.000%, 9/01/21                                                    No Opt. Call           AAA             2,531,440
                 0.000%, 9/01/22                                                    No Opt. Call           AAA               446,460

        1,800   California Public School District Financing Authority, Lease         9/06 at 102           AAA             1,885,410
                 Revenue Bonds (Richgrove Elementary School District Projects),
                 Series 1996B, 5.800%, 9/01/16

        5,250   State Public Works Board of California, Lease Revenue Bonds          1/06 at 100           AAA             5,226,848
                 (Department of Corrections), 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran
                 (Corcoran II)), 5.250%, 1/01/21

        3,450   State Public Works Board of California, Lease Revenue Bonds         11/09 at 101           AAA             3,577,823
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        5,000   Community Redevelopment Agency of the City of Compton,               8/05 at 102           AAA             5,529,650
                 California, Compton Redevelopment Project, Refunding Tax
                 Allocation Bonds, Series 1995A (Project Tax Revenues, Subventions
                 and Housing Tax Revenues) (Insured/Tax-Exempt), 6.500%, 8/01/13

        4,000   County of Contra Costa, California, Certificates of Participation   11/07 at 102           AAA             4,032,600
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.500%, 11/01/22

        3,000   Galt Schools Joint Powers Authority (Sacramento County,             11/07 at 102           AAA             3,135,900
                 California), 1997 Refunding Revenue Bonds, Series A (High School
                 and Elementary School Facilities), 5.875%, 11/01/24

        2,500   Lancaster Housing Authority (California), Lease Refunding Revenue    4/08 at 102           AAA             2,221,100
                 Bonds (Brierwood Mobilehome Park Project), Issue of 1999,
                 5.000%, 4/01/24

        3,585   Los Angeles County Transportation Commission (California),           7/01 at 102           AAA             3,726,106
                 Sales Tax Revenue Refunding Bonds, Series 1991-B,
                 6.500%, 7/01/13

        2,060   Menifee Union School District (Riverside County, California),        9/06 at 102           AAA             2,189,656
                 Certificates of Participation (1996 School Project),
                 6.125%, 9/01/24

        2,690   Norwalk Community Facilities Financing Authority (Los Angeles        9/05 at 102           AAA             2,881,259
                 County, California), Tax Allocation Refunding Revenue Bonds,
                 1995 Series A, 6.000%, 9/01/15

        4,000   Oakland State Building Authority, Lease Revenue Bonds                4/08 at 101           AAA             3,820,080
                 (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        2,000   Poway Redevelopment Agency, Paguay Redevelopment Project,           12/10 at 102           AAA             2,066,640
                 Tax Allocation Refunding Bonds, Series 2000, 5.750%, 6/15/33

        3,000   Puerto Rico Highway and Transportation Authority, Highway        7/03 at 101 1/2           AAA             2,848,830
                 Revenue Bonds, Series X, 5.000%, 7/01/22

        1,000   Puerto Rico Highway and Transportation Authority, Transportation     7/10 at 101           AAA             1,048,360
                 Revenue Bonds, Series B, 5.875%, 7/01/35

        9,000   City of Redlands, California, Certificates of Participation          9/03 at 102           AAA             9,337,230
                 (1993 Refunding of 1986 and 1987 Projects), 5.800%, 9/01/17

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       5,000   City of San Bernardino, California Refunding Certificates of         9/09 at 102           AAA           $ 5,118,150
                 Participation (Police Station, South Valle Refundings and 201
                 Building Projects), San Bernardino Joint Powers Financing
                 Authority, 5.500%, 9/01/20

        3,500   San Francisco Bay Area Rapid Transit District (California), Sales    7/09 at 101           AAA             3,513,160
                 Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34

        1,930   Santa Margarita/Dana Point Authority, Orange County, California,    No Opt. Call           AAA             2,198,598
                 Revenue Bonds, Series A (1994 Improvement Districts
                 Nos. 1, 2, 2A and 8 General Obligation Bond Refinancing),
                 7.250%, 8/01/05

                South Orange County Public Financing Authority (California),
                Special Tax Revenue Bonds, 1994 Series C (Foothill Area):
        3,000    8.000%, 8/15/08                                                    No Opt. Call           AAA             3,751,440
        7,330    8.000%, 8/15/09                                                    No Opt. Call           AAA             9,324,933

        3,935   Redevelopment Agency of the City of Suisun City, Suisun City        10/03 at 102           AAA             4,070,876
                 Redevelopment Project, 1993 Tax Allocation Refunding Bonds
                 (County of Solano, California), 5.900%, 10/01/23

        5,450   City of Visalia, California (Motor Vehicle License Fee              12/06 at 102          AAA             5,441,880
                 Enhancement), Visalia Public Finance Authority, Refunding
                 Certificates of Participation, Series 1996A, 5.375%, 12/01/26

        2,400   Yorba Linda Redevelopment Agency (Orange County, California),       No Opt. Call           AAA               500,880
                 Yorba Linda Redevelopment Project, 1998 Tax Allocation Parity
                 Refunding Bonds, Series A, 0.000%, 9/01/28


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.2%

        6,500   Foothill/Eastern Transportation Corridor Agency, California,     1/10 at 65 5/16           AAA             2,484,170
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/18

        5,750   Harbor Department of the City of Los Angeles (California), Revenue  11/06 at 101           AAA             5,725,965
                 Refunding Bonds, Issue of 1996, Series C, 5.375%, 11/01/25

       10,000   Airports Commission of the City and County of San Francisco,         5/09 at 101           AAA             9,573,400
                 California, San Francisco International Airport, Second
                 Series Revenue Bonds, Issue 23B Bonds, 5.125%, 5/01/30

        6,500   San Joaquin Hills Transportation Corridor Agency, Toll Road          1/07 at 102           AAA             6,314,815
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

        3,750   City of San Jose, California, Airport Revenue Bonds, Series          3/03 at 102           AAA             3,811,913
                 of 1993, 5.700%, 3/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.5%

        3,000   Central Unified School District (Fresno County, California),         3/03 at 102           AAA             3,142,410
                 General Obligation Bonds (1992 Election), 5.625%, 3/01/18
                 (Pre-refunded to 3/01/03)

        4,320   County of Riverside, California, Single Family Mortgage Revenue     No Opt. Call           AAA             5,871,960
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1987, 8.625%, 5/01/16 (Alternative Minimum Tax)

        9,000   Airports Commission of the City and County of San Francisco,         5/04 at 101           AAA             9,711,090
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8B, 6.100%, 5/01/20 (Pre-refunded
                 to 5/01/04)

        1,625   City of Torrance, Floating Rate Demand Hospital Revenue Bonds       12/05 at 100           AAA             1,741,448
                 (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

        2,500   California Pollution Control Financing Authority, Pollution Control  9/09 at 101           AAA             2,506,150
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

        3,215   Modesto Irrigation District Financing Authority, Refunding Revenue  10/06 at 102           AAA             3,472,457
                 Bonds, Series A, 6.000%, 10/01/15

        1,790   Sacramento City Financing Authority (California), 1999 Capital      12/09 at 102           AAA             1,895,324
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), 5.800%, 12/01/19

        3,500   Sacramento Municipal Utility District (California), Electric         8/06 at 102           AAA             3,558,485
                 Revenue Bonds, 1996 Series J, 5.600%, 8/15/24

        6,650   Turlock Irrigation District (California), Revenue Refunding Bonds,   7/02 at 100           AAA             6,732,926
                 1992 Series A, 5.750%, 1/01/18

        2,000   Turlock Irrigation District (California), Revenue Refunding Bonds,   1/08 at 102           AAA             1,894,080
                 1998 Series A, 5.000%, 1/01/26

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 8.3%

$       3,530   Castaic Lake Water Agency (California), Refunding Revenue           No Opt. Call           AAA           $ 4,028,083
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 8.000%, 8/01/04

        2,975   Chino Basin Regional Financing Authority, Revenue Bonds,             8/04 at 102           AAA             3,146,539
                 Series 1994 (Chino Basin Municipal Water District Sewer
                 System Project), 6.000%, 8/01/16

        1,000   The City of Los Angeles, California, Wastewater System Revenue       6/08 at 101           AAA               939,310
                 Bonds, Series 1998-A, 5.000%, 6/01/28

        2,775   Pomona Public Financing Authority (California), 1999 Revenue         5/09 at 101           AAA             2,789,236
                 Bonds, Series AC (Water Facilities Project), 5.500%, 5/01/29

        1,000   Sacramento County Sanitation Districts Financing Authority,          6/10 at 101           AAA             1,025,650
                 Revenue Bonds, Series 2000A (Sacramento Regional County
                 Sanitation District), 5.500%, 12/01/20

        2,900   City and County of San Francisco, Sewer Revenue Refunding           10/02 at 102           AAA             2,957,650
                 Bonds, Series 1992, 5.500%, 10/01/15

        2,000   South San Joaquin Irrigation District (San Joaquin County,           1/03 at 102           AAA             2,051,300
                 California), 1993 Refunding Revenue Certificates of
                 Participation (1987 Project and 1992 Project), 5.500%, 1/01/15

        5,410   City of Tulare, California, 1996 Sewer Revenue Bonds,               11/06 at 102           AAA             5,600,752
                 5.750%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     291,535   Total Investments (cost $260,089,362) - 99.1%                                                            270,552,971
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       2,423,782
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $272,976,753
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                            Nuveen California Premium Income Municipal Fund (NCU)
                            Portfolio of
                                       INVESTMENTS August 31, 2000


   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 15.7%

$       5,150   California Health Facilities Financing Authority, Hospital Revenue   5/03 at 102          BBB+           $ 4,949,562
                 Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

        4,000   California Statewide Communities Development Authority,              8/02 at 102            A2             4,235,800
                 Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

        8,100   California Statewide Community Development Authority,               No Opt. Call           AAA             7,721,244
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        2,000   City of Loma Linda California, Hospital Revenue Bonds               12/03 at 102           N/R             1,875,860
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.000%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.7%

        2,000   California Statewide Communities Development Authority,              7/08 at 101           BBB             1,956,340
                 Apartment Development Revenue Refunding Bonds
                 (Irvine Apartment Communities, L.P.), Series 1998A,
                 5.250%, 5/15/25 (Mandatory put 5/15/13)

        7,825   The Community Redevelopment Agency of the City of                    6/05 at 105           AAA             8,589,737
                 Los Angeles, California, Multifamily Housing Revenue Refunding
                 Bonds, 1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10

        3,960   City of Stanton Multifamily Housing Revenue Bonds (Continental       8/07 at 102           AAA             4,016,588
                 Gardens Apartments), Series 1997, 5.625%, 8/01/29 (Alternative
                 Minimum Tax) (Mandatory put 8/01/09)

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue      3/09 at 102           N/R             1,803,960
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.1%

        3,755   California Housing Finance Agency, Single Family Mortgage            2/07 at 102           AAA             3,874,822
                 Bonds II, 1997 Series A-1, 6.000%, 8/01/20
                 (Alternative Minimum Tax)

        1,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/04 at 102            Aa             1,028,490
                 1994 Series A, 6.550%, 8/01/26

        1,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/05 at 102           AAA             1,016,830
                 1994 Series F-3, 6.100%, 8/01/15 (Alternative Minimum Tax)

        2,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/07 at 102           AAA             2,089,820
                 1997 Series B, 6.000%, 8/01/16 (Alternative Minimum Tax)

        1,530   California Rural Home Mortgage Finance Authority, Single Family     No Opt. Call           AAA             1,714,105
                 Mortgage Revenue Bonds, (Mortgage-Backed Securities Program),
                 1996 Series C, 7.500%, 8/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.9%

        6,500   State of California, Veterans General Obligation Bonds, Series BR,   6/04 at 101           AA-             6,180,135
                 5.300%, 12/01/29 (Alternative Minimum Tax)

        3,000   State of California, Various Purpose General Obligation Bonds,       8/09 at 101           AAA             2,818,980
                 5.000%, 8/01/29

        3,000   Pomona Unified School District, General Obligation Refunding         8/11 at 103           AAA             3,381,030
                 Bonds, Series 1997-A, 6.150%, 8/01/15

        6,500   Commonwealth of Puerto Rico, Public Improvement Bonds                7/10 at 100           AAA             6,754,215
                 of 2000 (General Obligation Bonds), 5.750%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.5%

        4,500   Bonita Canyon Public Facilities Financing Authority (California),    9/00 at 103           N/R             4,084,155
                 Community Facilities District  No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        5,920   State Public Works Board of the State of California, Lease          11/09 at 101           AAA             6,159,464
                 Revenue Bonds (Department of Veterans Affairs, Southern
                 California Veterans Home - Chula Vista Facility), 1999 Series A,
                 5.600%, 11/01/19

        2,500   City of Carlsbad (California), Assessment District No. 96-1      9/00 at 102 1/2           N/R             2,317,125
                 (Rancho Carillo), Limited Obligation Improvement Bonds,
                 5.500%, 9/02/28

        1,000   Carson Redevelopment Agency (California), Redevelopment             10/03 at 102           BBB             1,039,480
                 Project Area No. 2, Refunding Tax Allocation Bonds,
                 Series 1993, 5.875%, 10/01/09

   PRINCIPAL                                                                       OPTIONAL CALL                              MARKET
 AMOUNT (000)   DESCRIPTION                                                          PROVISIONS*     RATINGS**                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)
$       2,160   Community Redevelopment Financing Authority of the Community         6/03 at 102            BB           $ 2,052,216
                 Redevelopment Agency of the City of Los Angeles, California,
                 Grand Central Square Multifamily Housing Bonds, 1993 Series A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        1,000   Community Facilities District No. 88-1 of the City of Poway,         8/08 at 102           N/R             1,093,230
                 California (Parkway Business Center), Special Tax Refunding
                 Bonds, Series 1998, 6.500%, 8/15/09

        1,200   City of Richmond, Limited Obligation Refunding Improvement           9/00 at 103           N/R             1,239,612
                 Bonds, Reassessment District No. 855 (Atlas Road West
                 and Interchange), 6.600%, 9/02/19

        2,100   Sacramento City Finance Authority, Lease Revenue Refunding          No Opt. Call            A+             2,129,568
                 Bonds, Series 1993 B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority (California), Refunding
                Revenue Bonds Series 1998:
        1,500    5.800%, 9/01/18                                                     9/08 at 101           N/R             1,452,030
        2,000    5.800%, 9/01/27                                                     9/08 at 101           N/R             1,892,040

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.2%

        2,750   Airports Commission of the City and County of San Francisco,         5/04 at 102           AAA             2,953,858
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,         5/06 at 102           AAA             2,026,940
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.700%, 5/01/26 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.3%

        1,500   ABAG Finance Authority for Nonprofit Corporations, Certificates     11/03 at 102           AAA             1,469,730
                 of Participation (Stanford University Hospital), California,
                 Series 1993, 5.250%, 11/01/20

        3,200   State Public Works Board of the State of California, Lease          10/04 at 102         A+***             3,527,168
                 Revenue Bonds (The Trustees of the California State
                 University), 1994 Series A (Various California State University
                 Projects), 6.375%, 10/01/14 (Pre-refunded to 10/01/04)

        4,100   Imperial Irrigation District, California, Certificates of           11/04 at 102           AAA             4,478,635
                 Participation (1994 Electric System Project), 6.000%,
                 11/01/15 (Pre-refunded to 11/01/04)

        2,655   City of Torrance, Floating Rate Demand Hospital Revenue Bonds       12/05 at 100           AAA             2,845,257
                 (Little Company of Mary Hospital), 1985 Series A,
                 7.100%, 12/01/15 (Pre-refunded to 12/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.5%

        1,000   California Pollution Control Financing Authority, Pollution         12/02 at 102           AAA             1,042,520
                 Control Revenue Bonds (Southern California Edison Company),
                 1992 Series B, 6.400%, 12/01/24 (Alternative Minimum Tax)

        2,000   Department of Water and Power of the City of Los Angeles             9/03 at 102           AAA             1,981,760
                 (California), Electric Plant Refunding Revenue Bonds,
                 Issue of 1993, 5.375%, 9/01/23

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%
        5,000   City of Culver City, California, Wastewater Facilities Refunding     9/09 at 102           AAA             5,139,500
                 Revenue Bonds, 1999 Series A, 5.700%, 9/01/29

        1,000   Eastern Municipal Water District (Riverside County, California),     7/01 at 101           AAA             1,020,530
                 Water and Sewer Revenue Refunding Certificates of
                 Participation, Series 1991A, 6.300%, 7/01/20

        1,000   City of Riverside, California, Water Revenue Bonds, Issue           No Opt. Call            AA             1,052,710
                 of 1991, 9.000%, 10/01/01

        1,000   Sacramento County Sanitation Districts Financing Authority,         No Opt. Call            AA             1,114,070
                 Revenue Bonds, Series 2000A (Sacramento Regional County
                 Sanitation District), 5.750%, 12/01/09

        1,965   Public Facilities Financing Authority of the City of San Diego       5/09 at 101           AAA             1,846,727
                 (California), Sewer Revenue Bonds, Series 1999A,
                 5.000%, 5/15/29

------------------------------------------------------------------------------------------------------------------------------------
$     116,370   Total Investments (cost $116,008,614) - 98.4%                                                            117,965,843
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                       1,911,836
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $119,877,679
                ====================================================================================================================

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               **   Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of
          NET ASSETS August 31, 2000

                                                                                           INSURED          INSURED
                                                                                        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                                                                    PREMIUM INCOME PREMIUM INCOME 2  PREMIUM INCOME
                                                                                              (NPC)            (NCL)           (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                                 $140,541,742     $270,552,971    $117,965,843
 Cash                                                                                          --                --         352,585
 Receivables:
   Interest                                                                              2,117,220        4,178,108       1,810,800
   Investments sold                                                                            --           120,000         309,000
 Other assets                                                                               10,153            8,967             342
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                     142,669,115      274,860,046     120,438,570
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                            140,149          792,797              --
 Accrued expenses:
   Management fees                                                                          77,388          147,421          65,532
   Other                                                                                    94,669           93,486         115,658
 Preferred share dividends payable                                                           7,394           35,127          10,842
 Common share dividends payable                                                            446,976          814,462         368,859
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                    766,576        1,883,293         560,891
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                            $141,902,539     $272,976,753    $119,877,679
===================================================================================================================================
Preferred shares, at liquidation value                                                $ 45,000,000     $ 95,000,000    $ 43,000,000
===================================================================================================================================
Preferred shares outstanding                                                                 1,800            3,800           1,720
===================================================================================================================================
Common shares outstanding                                                                6,425,832       12,627,413       5,763,653
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)                                              $      15.08     $      14.09    $      13.34
===================================================================================================================================


See accompanying notes to financial statements.


Statement of
          OPERATIONS Year Ended August 31, 2000

                                                                                           INSURED          INSURED
                                                                                        CALIFORNIA       CALIFORNIA      CALIFORNIA
                                                                                    PREMIUM INCOME PREMIUM INCOME 2  PREMIUM INCOME
                                                                                              (NPC)            (NCL)           (NCU)
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                      $ 8,144,882      $14,971,138      $6,924,521
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                            885,611        1,688,402         754,763
Preferred shares - auction fees                                                            112,809          238,149         107,794
Preferred shares - dividend disbursing agent fees                                           10,028           20,053          10,028
Shareholders' servicing agent fees and expenses                                              8,933           11,652           4,406
Custodian's fees and expenses                                                               40,234           57,380          44,549
Directors'/Trustees' fees and expenses                                                       4,164            5,698           3,307
Professional fees                                                                            9,212            6,828          20,388
Shareholders' reports - printing and mailing expenses                                       16,343           26,616          20,689
Stock exchange listing fees                                                                 16,158           24,284          15,380
Investor relations expense                                                                  12,301           22,909          10,424
Portfolio insurance expense                                                                 12,854            6,642              --
Other expenses                                                                              19,347           30,268          14,768
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                               1,147,994        2,138,881       1,006,496
  Custodian fee credit                                                                     (11,171)         (21,581)         (9,893)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             1,136,823        2,117,300         996,603
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    7,008,059       12,853,838       5,927,918
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                   (2,371,822)        (491,139)        156,785
Change in net unrealized appreciation (depreciation) of investments                      4,320,269        5,822,864         686,745
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                1,948,447        5,331,725         843,530
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             $ 8,956,506      $18,185,563      $6,771,448
===================================================================================================================================

See accompanying notes to financial statements.


Statement of
          CHANGES IN NET ASSETS

                                           INSURED CALIFORNIA                   INSURED CALIFORNIA
                                          PREMIUM INCOME (NPC)               PREMIUM INCOME 2 (NCL)  CALIFORNIA PREMIUM INCOME (NCU)
                                 ----------------------------       ------------------------------- -------------------------------
                                  YEAR ENDED       YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     8/31/00          8/31/99            8/31/00           8/31/99          8/31/00         8/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 7,008,059      $ 7,013,184       $ 12,853,838      $ 12,704,555      $ 5,927,918     $ 5,736,493
Net realized gain (loss) from
   investment transactions        (2,371,822)       2,811,060           (491,139)        1,092,203          156,785         953,072
Change in net unrealized
   appreciation (depreciation)
   of investments                  4,320,269      (12,837,818)         5,822,864       (15,444,517)         686,745      (7,444,796)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                 8,956,506       (3,013,574)        18,185,563        (1,647,759)       6,771,448        (755,231)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
investment income:
   Common shareholders            (5,683,474)      (5,336,428)       (10,102,279)       (9,879,332)      (4,561,523)     (4,435,082)
   Preferred shareholders         (1,550,742)      (1,268,146)        (3,064,024)       (2,643,521)      (1,340,162)     (1,186,689)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (7,234,216)      (6,604,574)       (13,166,303)      (12,522,853)      (5,901,685)     (5,621,771)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    89,174          231,305            124,695           604,259          130,708         188,040
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
     in net assets                 1,811,464       (9,386,843)         5,143,955       (13,566,353)       1,000,471      (6,188,962)
Net assets at the
     beginning of year           140,091,075      149,477,918        267,832,798       281,399,151      118,877,208     125,066,170
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year   $141,902,539     $140,091,075       $272,976,753      $267,832,798     $119,877,679    $118,877,208
===================================================================================================================================
Balance of undistributed net
     investment income
     at the end of year         $    499,867     $    726,024       $    425,494      $    737,959     $    385,545    $    359,312
===================================================================================================================================

See accompanying notes to financial statements.

Notes to
          FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) and Nuveen California Premium Income Municipal Fund
(NCU). Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) are traded on the New York Stock Exchange while California Premium Income (NCU) is traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2000, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Notes to
       FINANCIAL STATEMENTS (continued)

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate may change every seven days, as set by the Auction Agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA
                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,720
   Series T                                      1,800        1,900           --
   Series Th                                        --        1,900           --
--------------------------------------------------------------------------------
Total                                            1,800        3,800        1,720
================================================================================

Insurance
Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                          INSURED CALIFORNIA        INSURED CALIFORNIA
                                                         PREMIUM INCOME (NPC)     PREMIUM INCOME 2 (NCL)
                                                       -----------------------   ------------------------
                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                          8/31/00      8/31/99      8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                         6,092       14,390       13,473        36,233
=========================================================================================================

                                                                                         CALIFORNIA
                                                                                    PREMIUM INCOME (NCU)
---------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED    YEAR ENDED
                                                                                    8/31/00       8/31/99
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                                   10,118       13,023
=========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 2, 2000, to shareholders of record on September 15, 2000, as follows:


                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA
                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
--------------------------------------------------------------------------------
Dividend per share                              $.0695       $.0645       $.0640
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 2000, were as follows:

                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
-------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $36,040,885  $68,723,973  $22,169,643
   Short-term municipal securities          9,900,000   25,050,000    1,700,000
Sales and maturities:
   Long-term municipal securities          36,301,141   69,344,787   22,153,563
   Short-term municipal securities          9,900,000   25,050,000    1,700,000
===============================================================================

At August 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
-------------------------------------------------------------------------------
                                         $132,246,946 $262,289,614 $116,008,614
===============================================================================

Notes to
       FINANCIAL STATEMENTS (continued)


At August 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
-------------------------------------------------------------------------------
Expiration year:
   2003                                      $     --   $  323,810   $1,766,975
   2004                                            --    4,345,091    2,742,449
   2005                                       165,897    1,283,948    1,049,994
   2006                                            --           --           --
   2007                                            --           --           --
   2008                                       681,230           --           --
-------------------------------------------------------------------------------
Total                                        $847,127   $5,952,849   $5,559,418
===============================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 2000, were as follows:

                                              INSURED      INSURED
                                           CALIFORNIA   CALIFORNIA   CALIFORNIA
                                              PREMIUM      PREMIUM      PREMIUM
                                               INCOME     INCOME 2       INCOME
                                                 (NPC)        (NCL)        (NCU)
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $10,536,133  $12,059,543  $ 3,948,822
   depreciation                            (2,241,337)  (3,796,186)  (1,991,593)
-------------------------------------------------------------------------------
Net unrealized appreciation               $ 8,294,796  $  8,263,357 $ 1,957,229
===============================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS
At August 31, 2000, net assets consisted of:

                                                                        INSURED      INSURED
                                                                     CALIFORNIA   CALIFORNIA      CALIFORNIA
                                                                        PREMIUM      PREMIUM         PREMIUM
                                                                         INCOME     INCOME 2          INCOME
                                                                           (NPC)        (NCL)           (NCU)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $ 45,000,000  $ 95,000,000   $ 43,000,000
Common shares, $.01 par value per share                                  64,258       126,274         57,637
Paid-in surplus                                                      88,890,745   175,114,477     80,036,686
Balance of undistributed net investment income                          499,867       425,494        385,545
Accumulated net realized gain (loss) from investment transactions    (2,537,719)   (8,153,101)    (5,559,418)
Net unrealized appreciation of investments                            9,985,388    10,463,609      1,957,229
------------------------------------------------------------------------------------------------------------
Net assets                                                         $141,902,539  $272,976,753   $119,877,679
------------------------------------------------------------------------------------------------------------
Authorized shares:
   Common                                                           200,000,000   200,000,000      Unlimited
   Preferred                                                          1,000,000     1,000,000      Unlimited
============================================================================================================


Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each year ended August
31:
                                              Investment Operations                          Less Distributions
                                        ------------------------------  ------------------------------------------------------------
                                                                        Net         Net
                                                    Net                 Investment  Investment    Capital       Capital
                                                    Realized/           Income to   Income to     Gains to      Gains to
                            Beginning   Net         Unrealized          Common      Preferred     Common        Preferred
                            Net Asset   Investment  Investment          Share-      Share-        Share-        Share-
                            Value       Income      Gain (Loss)  Total  holders     holders+      holders       holders+     Total
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                        $14.81      $1.09        $.30        $1.39  $(.88)      $(.24)        $--           $--          $(1.12)
1999                         16.31       1.09       (1.56)        (.47)  (.83)       (.20)         --            --           (1.03)
1998                         15.39       1.03         .92         1.95   (.81)       (.22)         --            --           (1.03)
1997                         14.46       1.04         .93         1.97   (.81)       (.23)         --            --           (1.04)
1996                         14.41       1.05         .02         1.07   (.79)       (.23)         --            --           (1.02)

INSURED CALIFORNIA
Premium Income 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                         13.70       1.02         .41         1.43   (.80)       (.24)         --            --           (1.04)
1999                         14.82       1.01       (1.14)        (.13)  (.78)       (.21)         --            --            (.99)
1998                         14.06        .98         .77         1.75   (.75)       (.24)         --            --            (.99)
1997                         13.27        .99         .77         1.76   (.74)       (.23)         --            --            (.97)
1996                         13.01       1.00         .24         1.24   (.74)       (.24)         --            --            (.98)

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                         13.19       1.03         .14         1.17   (.79)       (.23)         --            --           (1.02)
1999                         14.30       1.00       (1.13)        (.13)  (.77)       (.21)         --            --            (.98)
1998                         13.60        .98         .70         1.68   (.74)       (.24)         --            --            (.98)
1997                         12.70        .99         .89         1.88   (.74)       (.24)         --            --            (.98)
1996                         12.43        .98         .27         1.25   (.74)       (.24)         --            --            (.98)



                                                                                          Ratios/Supplemental Data
                                                                     ---------------------------------------------------------------
                                                 Total Returns                                       Before Credit
                                              -----------------                 ----------------------------------------------------

                                                                                             Ratio of Net               Ratio of Net
                                                                                 Ratio of    Investment    Ratio of     Investment
                                                                                 Expenses    Income to     Expenses     Income to
                                                          Based                  to Average  Average       to Average   Average
                        Ending                Based       on        Ending       Net Assets  Net Assets    Total        Total
                        Net       Ending      on          Net       Net          Applicable  Applicable    Net Assets   Net Assets
                        Asset     Market      Market      Asset     Assets       to Common   to Common     Including    Including
                        Value     Value       Value*      Value*    (000)        Shares++    Shares++      Preferred++  Preferred++
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                    $15.08    $14.5625     .84%        8.34%    $141,903     1.25%       7.65%         .84%         5.13%
1999                     14.81     15.3750     1.62       (4.35)     140,091     1.22        6.81          .85          4.74
1998                     16.31     15.9375    15.85       11.51      149,478     1.22        6.49          .85          4.50
1997                     15.39     14.5000    10.69       12.30      143,571     1.25        6.96          .85          4.74
1996                     14.46     13.8750    15.39        5.83      137,610     1.26        7.08          .85          4.81

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                     14.09     14.0000     3.58        9.21      272,977     1.28        7.65          .81          4.88
1999                     13.70     14.3750     2.27       (2.50)     267,833     1.24        6.86          .82          4.53
1998                     14.82     14.8125    15.70       10.95      281,399     1.25        6.79          .82          4.46
1997                     14.06     13.5000    14.36       11.82      271,883     1.28        7.24          .83          4.67
1996                     13.27     12.5000    15.36        7.76      261,851     1.29        7.39          .83          4.73

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                     13.34     13.3125     5.93        7.63      119,878     1.38        8.09          .87          5.10
1999                     13.19     13.3750      .81       (2.57)     118,877     1.30        7.08          .85          4.62
1998                     14.30     14.0000    12.54       10.83      125,066     1.32        7.02          .86          4.57
1997                     13.60     13.1250    17.16       13.20      120,995     1.34        7.47          .86          4.76
1996                     12.70     11.8750    17.51        8.15      115,869     1.39        7.63          .88          4.83


                                                Ratios/Supplemental Data
                          -----------------------------------------------------------------
                                                                                                 Municipal Auction Rate Cumulative
                                         After Credit**                                          Preferred Stock at End of Year
                          -------------------------------------------------------             --------------------------------------
                                        Ratio of Net                 Ratio of Net
                          Ratio of      Investment    Ratio of       Investment
                          Expenses      Income to     Expenses       Income to
                          to Average    Average       to Average     Average                                  Liquidation
                          Net Assets    Net Assets    Total          Total                    Aggregate       and
                          Applicable    Applicable    Net Assets     Net Assets   Portfolio   Amount          Market       Asset
                          to Common     to Common     Including      Including    Turnover    Outstanding     Value        Coverage
                          Shares++      Shares++      Preferred++    Preferred++  Rate        (000)           Per Share    Per Share
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
Year Ended 8/31:
2000                      1.24%         7.66%         .83%           5.13%         27%        $45,000         $25,000      $78,835
1999                      1.22          6.82          .85            4.74          50          45,000          25,000       77,828
1998                      1.22          6.49          .85            4.50           2          45,000          25,000       83,043
1997                      1.25          6.96          .85            4.74           9          45,000          25,000       79,762
1996                      1.26          7.08          .85            4.81           9          45,000          25,000       76,450

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                      1.26          7.66          .81            4.89          26          95,000          25,000       71,836
1999                      1.24          6.86          .82            4.53          35          95,000          25,000       70,482
1998                      1.25          6.79          .82            4.46          13          95,000          25,000       74,052
1997                      1.28          7.24          .83            4.67          24          95,000          25,000       71,548
1996                      1.29          7.39          .83            4.73          27          95,000          25,000       68,908

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2000                      1.36          8.10          .86            5.10          19          43,000          25,000       69,696
1999                      1.30          7.08          .85            4.63          36          43,000          25,000       69,115
1998                      1.32          7.02          .86            4.57          21          43,000          25,000       72,713
1997                      1.34          7.47          .86            4.76          44          43,000          25,000       70,346
1996                      1.39          7.63          .88            4.83          25          43,000          25,000       67,365
------------------------------------------------------------------------------------------------------------------------------------


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.


++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


[SPREAD] 26-27

Build Your Wealth
                  AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.




NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund
     INFORMATION




BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended August 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)

Logo: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                            FAN-2-8-00
Chicago, IL 60606 o www.nuveen.com